Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.	Exhibit 10.21
AMENDMENT TO
CONTRACT MANUFACTURING AGREEMENT

THIS AMENDMENT (“Amendment”) is made and entered into this 20th day of February, 2013 (“Amendment Effective Date”) by and between Fresenius Kabi USA, LLC (successor in interest to APP Pharmaceuticals, LLC) (“Fresenius”) and The Medicines Company (“MDCO”).

Background

WHEREAS, the parties hereto are parties to that certain Contract Manufacturing Agreement dated January 22, 2012 (the “Agreement”) pursuant to which Fresenius agreed to manufacture, and MDCO agreed to purchase, Angiomax® finished drug product on the terms set forth therein; and

WHEREAS, the Agreement provided certain limitations on MDCO’s agreement to reimburse Fresenius Kabi for Development Costs and Expenses and Capital Expenditures to be incurred by Fresenius as provided therein; and

WHEREAS, the parties desire to amend the Agreement to reflect revised amounts of Development Costs and Expenses and Capital Expenditures expected to be incurred by Fresenius Kabi and to allocate responsibility for such revised amounts between the parties.

NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.    The Agreement is hereby amended by deleting the terms “APP Pharmaceuticals, LLC” and “APP” and replacing them with “Fresenius Kabi USA, LLC” and “Fresenius Kabi”, respectively, wherever such terms are used in the Agreement.

2.    Section 3.2, Development Costs and Expenses, is hereby amended by deleting such Section in its entirety and replacing it with the following:

The Development Costs and Expenses to be incurred by Fresenius Kabi during the term of the Agreement are set forth on Schedule D attached to this Amendment. The parties agree that the Development Costs and Expenses shall not exceed $[**] U.S. Dollars in the aggregate. The parties agree that each of them shall be responsible for Development Costs and Expenses, up to a total of $[**] U.S. Dollars in the aggregate, in accordance with the allocation provided in the following Table 1. Fresenius Kabi shall invoice MDCO for MDCO’s portion of such Development Costs and Expenses within [**] days of being spent or incurred by Fresenius Kabi and MDCO shall pay all such invoices within [**] days of the date thereof.

Table 1. Development Costs and Expenses

Calendar Year	Fresenius Kabi	MDCO
2012	[**]	[**]
2013	[**]	[**]
2014	[**]	[**]
2015	[**]	[**]
2016	[**]	[**]
2017	[**]	[**]
Total	[**]	[**]
Development Costs and Expenses Total	$[**]

3.    Section 3.3, Capital Expenditure Reimbursement, is hereby amended by deleting such Section in its entirety and replacing it with the following:

The principal items and categories of Capital Expenditures to be incurred by Fresenius Kabi during the term of the Agreement are set forth on Schedule E to this Amendment. The parties agree that the Capital Expenditures shall not exceed $[**] U.S. Dollars in the aggregate. The parties agree that MDCO shall be responsible for Capital Expenditures, not to exceed $[**] U.S. Dollars in the aggregate, as provided in the following Table 2. Fresenius Kabi shall invoice MDCO for MDCO’s portion of such Capital Expenditures within [**] days of being spent or incurred by Fresenius Kabi and MDCO shall pay all such invoices within [**] days of the date thereof.

Table 2. Capital Expenditures

Calendar Year	Fresenius Kabi	MDCO
2012	[**]	[**]
2013	[**]	[**]
2014	[**]	[**]
2015	[**]	[**]
2016	[**]	[**]
2017	[**]	[**]
Total	[**]	[**]
Capital Expenditures Total	$[**]

4.    If either Party determines that Development Costs and Expenses and/or Capital Expenditures in addition to those provided in this Amendment may be required, the Parties shall discuss in good faith whether such potential additional requirements are necessary and, if so, the amount thereof for which each Party shall be responsible; provided, however, that unless otherwise agreed in writing, neither Fresenius nor MDCO shall have any obligation for Development Costs and Expenses and Capital Expenditures in excess of the amounts set forth in this Amendment.

5.    Unless otherwise amended by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall govern.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the Amendment Effective Date.

FRESENIUS KABI USA, LLC            THE MEDICINES COMPANY

By: /s/ John R. Ducker                By: /s/ Glenn Sblendorio
Name:    John R. Ducker            Name:     Glenn Sblendorio
Title:    President & CEO            Title:     President and CFO

SCHEDULE D DEVELOPMENT COSTS AND EXPENSES
Transfer Expense	Cost per Unit	Unit	Total
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]		Total	$[**]

SCHEDULE E CAPITAL EXPENDITURES
CapEx	Cost per Unit	Unit	Total
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
		Total	$[**]